N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2012

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Annual Report
December 31, 2012

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or Fund") for the year ended December 31, 2012. The Fund's portfolio and related financial statements are presented within for your review.

The year of 2012 was one in which the financial markets marched to the tunes of politics and economics and back again. Equity markets took several swings along the way and finally scored gains toward the back half of 2012. On the political front, the Presidential campaign took center stage with debate over income taxes, capital gain taxes, and taxation of dividends giving pause for investors to stress over.

World markets have also vacillated over debt problems in parts of Europe and in Greece in particular. However, these concerns have been lingering for months and months and some resolution might come together as time passes. Financial markets have dealt with these worries and already adjusted for many of the risks involved. Given the mundane, ongoing concerns of Middle-Eastern strife, shopworn political rhetoric in the U.S. and rehash of European debt questions, most of the "overburden" on the financial markets has already manifested itself and there might be a glimmer of promise for progress in the months ahead since new harbingers of peril have not surfaced as of yet.

We believe that there may be room for optimism to return to the equity markets after years in which investors remained cautious and reluctant to buy stocks in favor of placing money in bonds and bank deposits. The financial system is now heavily liquid and with interest rates at historic lows, any hint of confidence in the economy could convert to gains in the stock market. Based on this premise we are invested in a portfolio of companies that could participate in growth coming out of any improvement in investor confidence.

The Fund turned in a slight gain for the year of 0.19%* total return compared to a 16.42% return for the benchmark Russell 3000 and a 2.61% return for the Dow Jones U.S. Oil & Gas Index for the same period. Shares of the Fund began 2012 with gains from the $5.42 per share ending point of 2011 to $6.12 in late February in tandem with the stock market and crude oil prices as well. From that point, oil prices generally declined as did stock indices and the Fund shares retracted to $4.38 per share before beginning a sharp increase into September and October. Again shares softened in late autumn along with oil and equity prices prior to a year-end rally that placed the shares at $5.43 at year-end for a slight gain on the year.

Management remains focused on investments in companies that operate in the Williston Basin and other parts of North America, such as the Eagle Ford play that offers promise of energy development and related activity. We remain convinced that the Williston Basin holds greater propensity for investment growth in the years ahead. During the past year the Fund held many of the positions that were established previously. Money was added and reduced as the manager's monitored progress of these holdings. Oil exploration companies continue to find more oil and the State of North Dakota, where strong drilling activity is centered, became the second largest producer of oil in the United States. The Fund increased its emphasis on oil refining investments as domestic oil production increases allowed for refining companies to increase profit margin and turn in respectable gains.

Oil service companies stand to do more business as more and more drilling creates repeat service work for perhaps decades and therefore the Fund has held numerous companies that work in the maintenance and upkeep of oil and gas wells. Shares of service companies softened earlier in 2012 and then the sector began advancing toward year-end. The Fund added new money to this sector later in the year in anticipation of good prospects going forward. Infrastructure companies that support the aforementioned sectors should benefit as well and the Fund will continue to seek out opportunities in this arena.

We expect to see continued drilling for oil and gas and continued progress toward energy independence for North America. Growth potential has and should continue to spread to ancillary businesses where we expect additional investment opportunities for the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.43%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/02	$10,000	$9,503	$10,000
12/31/03	$13,034	$12,386	$13,106
12/31/04	$14,605	$13,878	$14,671
12/30/05	$16,439	$15,622	$15,569
12/29/06	$17,566	$16,692	$18,016
12/31/07	$17,405	$16,539	$18,942
12/31/08	$14,036	$13,338	$11,875
12/31/09	$16,745	$15,912	$15,241
12/31/10	$24,688	$23,460	$17,821
12/30/11	$25,932	$24,642	$18,004
12/31/12	$25,979	$24,687	$20,959

Average Annual Total Returns for the periods ending December 31, 2012

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	0.19%	15.75%	8.34%	10.01%	8.26%
With sales charge (5.00%)	-4.90%	13.83%	7.25%	9.45%	7.86%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the period since commencement of operations on May 1, 2012. The Fund's portfolio and related financial statements are presented within for your review.

Since inception of the Fund on May 1, 2012 the market has generally been positive with a few rough patches. The second quarter was defined by fears of European default, slowing growth in China, diminishing consumer confidence domestically, and uncertainty in the actions of the Federal Reserve. These factors weighed heavily on the economy and the market, forcing the spotlight on the Fed to take further measures to spur economic growth.

In the third quarter, the market regained momentum and moved higher driven by the Federal Reserve's announcement of QE3, improving consumer confidence, and improving housing numbers. Although the economy seemed to be improving domestically, international issues still hung over the market with fears of an economic slowdown in China as well as debt and recession worries in Europe all remaining unresolved.

In the fourth quarter the market traded slightly lower as uncertainty going into the presidential election and the looming fiscal cliff added to investor hesitation. As most predicted, the fiscal cliff negotiations drug out all of December and culminated with a last minute deal that focused mainly on the tax issues and did little to address spending by temporarily delaying sequestration cuts.

We enter 2013 with some resolution on the tax side, while unresolved spending and debt ceiling concerns still remain, as well as an unemployment rate above 7.5%. With current gridlock in Washington we are sure to be in for another battle over the planned sequestration cuts that, if not resolved, could cast a cloud over the markets later in the first quarter 2013.

The Integrity Dividend Harvest Fund posted a total return of 2.86%* for the period since inception to year end, compared to 3.10% for the S&P 500 over the same time period.

Over the last half of the year higher yielding stocks lagged the broader market but remained positive. Higher yielding stocks underperformed in December as investors turned to higher beta names due to whispers of a late compromise on the fiscal cliff and talk of proposed higher tax rates on dividend income.

Key detractors to the relative performance of the Fund included an overweight allocation of the Utilities sector as well as stock selection in the Telecommunication Services sector.

Key contributions to the relative performance of the Fund included stock selection in the Consumer Staples and Energy sectors as well as an underweighting of the Information Technology sector.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Fund considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Fund emphasizes dividend yield in selecting stocks for the Fund because the Portfolio Management Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.70%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.24%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310

Total Returns for the periods ending December 31, 2012

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	N/A	N/A	N/A	N/A	2.86%
With sales charge (5.00%)	N/A	N/A	N/A	N/A	-2.32%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the year ended December 31, 2012. The Fund's portfolio and related financial statements are presented within for your review.

The Fund is managed using a blend of growth & income investment strategy by seeking to invest primarily in domestic common stocks, balancing its investments between growth & dividend paying stocks. The Fund tries to emphasize companies that the investment adviser believes offer both attractive opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

The stock market didn't let an uncertain economy keep it from having a good year. Nor did euro zone jitters, a divisive election campaign or worries about the "fiscal cliff".

Despite intense negativity and a post-Christmas slide, the market finished the year with impressive returns, helped by a gradually improving economy and robust corporate profits. With one day of trading left in the year, U.S. stocks closed out 2012 with their strongest day in more than a month putting the S&P 500 Index up 16.00% for the year, as lawmakers in Washington closed in on a resolution to the "fiscal cliff" negotiations.

The solid 2012 stock market results probably came as a surprise to many. In November, polls suggested nearly half of respondents said they thought market performance would be poor to flat this year. Yet earnings, cash flow, balance sheets and general business trends have improved substantially.

The coming year certainly presents challenges, none more immediate than the fiscal cliff and its prospects for higher income-taxes and federal spending cuts. Other issues on tap for 2013 include federal deficits, high unemployment and another looming deadline for the federal debt ceiling.

Despite all the issues in Washington D.C., we are optimistic for equities in 2013. General economic positives include, jobless rates that have been inching lower, interest rates and inflation appear benign, improved housing, declining consumer loan delinquencies and fewer bankruptcies all point to moderate equity growth of 4 to 5 percent. Coupled with the fact that money has been hemorrhaging out of stocks and going into bonds for the past four or five years sets the stage for a rotation into equities as fixed income doesn't offer much potential.

The Integrity Growth & Income Fund began the year at $37.67 and ended the year at $42.80 for a total return of 13.65%* compared to the S&P 500 Index's return of 16.00% for 2012.

Key contributors to relative performance of the Fund included: medical instruments & supply co., Thermo Fisher Scientific up 43%; money center bank, JP Morgan Chase up 36%; personal computer company, Apple up 32%; and software company, Oracle Corp. up 31%.

Key detractors to relative performance of the Fund included: networking & communication devices company, Super Mirco Computer down 34%; oil & gas exploration company, Kodiak Oil & Gas down 6%; and oil & gas equipment & services companies, Halliburton up 1.6% and National Oilwell Varco up 1.2%.

Recent additions to the portfolio during the period include: money center bank, Wells Fargo & Co.; rail car company, Trinity Industries; investment brokerage company, Morgan Stanley; diversified natural resource company, MDU Resources; and pediatric nutrition company, Mead Johnson Nutrition.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.84%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/02	$10,000	$9,500	$10,000
12/31/03	$12,397	$11,778	$12,868
12/31/04	$13,872	$13,179	$14,269
12/30/05	$15,165	$14,407	$14,970
12/29/06	$17,446	$16,575	$17,334
12/31/07	$18,836	$17,895	$18,286
12/31/08	$13,740	$13,053	$11,521
12/31/09	$15,601	$14,821	$14,570
12/31/10	$18,282	$17,369	$16,764
12/30/11	$18,654	$17,722	$17,118
12/31/12	$21,199	$20,140	$19,858

Average Annual Total Returns for the periods ending December 31, 2012

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	13.65%	10.75%	2.39%	7.80%	7.91%
With sales charge (5.00%)	7.98%	8.87%	1.35%	7.25%	7.60%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the year ended December 31, 2012. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Accommodations from central banks, an improving U.S. economy, solid corporate fundamentals, modest economic growth, robust and record-setting primary market conditions, strong demand from mutual fund inflows and a low default environment were all conducive to producing strong returns in high yield during 2012. Ultimately, investors' desire for yield and the support of positive corporate fundamentals continue to drive interest in the asset class. The Barclays Capital U.S. Corporate High Yield Bond Index returned 15.81% in 2012. Overall, both spreads and yields tightened dramatically during the period. At December 31st, high-yield spreads, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, were 539 basis points (bps), 211 bps tighter for the 12-month period, while yields fell from 8.36% (at December 31, 2011) to 6.13%.

Riskier CCC-rated bonds outperformed in 2012 despite lagging higher-quality credits in each of the final three quarters of the year. With nearly all sectors posting positive returns (as measured by the Barclays Capital U.S. Corporate High Yield Index), home construction, banking and insurance led performance this year. The lowest-performing sectors for the year were supermarkets, environmental and refining.

Primary market conditions were robust and 2012 was a record-setting year as high-yield issuers priced a total of $337 billion during the 12-month period. The quality of new issues remained conservative overall, though lower-quality issuance increased during the second half of the year. Refinancing activity continues to dominate the use of proceeds as companies amended terms or extended maturities. Supported by a desire for yield, strong fundamentals and low defaults, demand for risky assets drove $31.9 billion into high-yield mutual funds during 2012, although a few periods of market volatility and waning risk appetites resulted in some noticeable weekly outflows.

While the number of defaults increased during 2012, default volumes were basically unchanged for the third straight year. The par-weighted high-yield default rate of 1.73% at the beginning of the year decreased gradually in six of the last seven months to 1.14%, well below historical averages of 4%.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund returned 14.22%* (A Class Shares) and 13.35%* (C Class Shares), compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 15.81%, and an annual return of 15.55% for the Merrill Lynch High Yield Master II Constrained Index. The Portfolio underperformed its benchmark (on a net of fees basis) for the year due to security selection in the banking, real estate investment trust and home builders sectors. The largest detractors came from relative weightings in the Royal Bank of Scotland, Caesars Entertainment Corporation, James River Coal, Ally Financial and Easton-Bell Sports. Alternatively, relative contributions from security selection in the telecommunication services, independent energy and chemicals sectors enhanced performance. Specifically, relative weightings in Sprint Nextel Corporation, Reichhold Industries, First Data Corporation, Bon-Ton Stores and Edison Mission Energy improved results for the year.

Compared to the benchmark at year-end, the Fund was overweight in consumer products, healthcare and consumer services due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking, metals and mining, and electric utilities because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

Corporate health remains strong and company management's stance towards leverage is still cautious despite some weakness in revenues and operating profits revealed in third-quarter results. We expect modest economic growth in the U.S. and positive growth globally. We believe spreads reflect current risks and still provide an attractive risk/return trade-off. Although the potential for further capital appreciation is limited and, given the global desire for yield, demand for high yield will remain. Given the solid corporate fundamentals and proactive refinancing activities, we expect default rates will remain in the low single digits and well below historical averages of 4%. As high yield remains vulnerable to short-term volatility, we will continue to rely on our individual security selection to be the primary driver of performance.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.67% for Class A and 2.42% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.28% for Class A and 2.06% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/30/05	$11,803	$11,306	$11,233
12/29/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
12/30/11	$14,219	$13,620	$18,077
12/31/12	$16,241	$15,557	$20,935

Average Annual Total Returns for the periods ending December 31, 2012

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	14.22%	10.56%	6.69%	N/A	5.75%
Class A With sales charge (4.25%)	9.37%	8.97%	5.78%	N/A	5.22%
Class C Without CDSC	13.35%	9.73%	5.90%	N/A	4.92%
Class C With CDSC (1.00%)	12.35%	9.73%	5.90%	N/A	4.92%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 31, 2012

Energy	78.6%
Materials	7.4%
Industrials	6.9%
Utilities	3.8%
Cash Equivalents and Other	3.3%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2012

	Shares	Fair Value

COMMON STOCK (96.7%)

Energy (78.6%)
*Atwood Oceanics	150,000	$6,868,500
*Basic Energy Svcs	726,000	8,283,660
*C&J Energy Services Inc	666,000	14,279,040
Calfrac Well Services Ltd	215,000	5,414,453
*Cameron International Corp	330,000	18,631,800
Canyon Services Group Inc	520,000	5,933,460
*Continental Resources Inc	278,000	20,430,220
*Dresser-Rand Group Inc	120,000	6,736,800
Enbridge Inc	212,000	9,183,840
Halliburton Company	692,000	24,005,480
Hess Corp	148,000	7,838,080
HollyFrontier Corp	151,000	7,029,050
*Key Energy Services Inc	760,000	5,282,000
Kinder Morgan Inc	420,000	14,838,600
*Kodiak Oil & Gas Corp	2,820,000	24,957,000
Lufkin Industries Inc	165,000	9,591,450
Marathon Petroleum Corp	136,000	8,568,000
National Oilwell Varco Inc	376,000	25,699,600
*Newfield Exploration	288,000	7,712,640
*Oasis Petroleum	725,000	23,055,000
*Oil States Intl Inc	203,000	14,522,620
Phillips 66	225,000	11,947,500
Schlumberger Ltd	188,000	13,026,520
*Superior Energy Services	299,000	6,195,280
Tesoro Corp	226,000	9,955,300
*Triangle Petroleum Corp	1,117,000	6,690,830
Valero Energy Corp.	419,000	14,296,280
*Whiting Petroleum Corp	492,000	21,338,040
Williams Companies Inc	370,000	12,113,800
Ensco Plc	202,000	11,974,560
*Weatherford International Ltd	696,000	7,788,240
Noble Corp	186,000	6,476,520
		390,664,163
Industrials (6.9%)
Deere & Co	68,600	5,928,412
Gardner Denver Inc.	40,000	2,740,000
*Titan Machinery Inc	120,000	2,964,000
Trinity Industries Inc	451,000	16,154,820
Union Pacific Corp	52,000	6,537,440
		34,324,672
Materials (7.4%)
Agrium Inc	101,000	10,090,910
CF Industries Holdings Inc	25,000	5,079,000
*Flotek Industries Inc	750,000	9,150,000
Mosaic Company	132,000	7,475,160
Silica Holdings, Inc.	300,000	5,019,000
		36,814,070
Utilities (3.8%)
MDU Resources Group Inc	614,000	13,041,360
ONEOK Inc	135,000	5,771,250
		18,812,610

TOTAL COMMON STOCKS (COST: $470,687,822)		$480,615,515

SHORT-TERM SECURITIES (3.3%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.061% (COST: $16,474,210)	16,474,210	$16,474,210

TOTAL INVESTMENTS IN SECURITIES (COST: $487,162,032) (100.0%)		$497,089,725
OTHER ASSETS LESS LIABILITIES (0.0%)		115,808

NET ASSETS (100.0%)		$497,205,533

*	Non-income producing

^	Variable rate security; rate shown represents rate as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS December 31, 2012

Consumer Staples	29.3%
Utilities	20.7%
Energy	11.1%
Telecommunication Services	9.2%
Consumer Discretionary	7.2%
Health Care	7.0%
Cash Equivalents and Other	5.5%
Industrials	4.2%
Financials	3.3%
Information Technology	2.5%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2012

	Shares	Fair Value
COMMON STOCK (94.5%)

Consumer Discretionary (7.2%)
Leggett & Platt Inc	4,800	$130,656
McDonalds Corp	3,900	344,019
		474,675
Consumer Staples (29.3%)
Altria Group Inc	9,900	311,058
Clorox Co/The	1,800	131,796
Coca-Cola Co/The	4,400	159,500
H.J. Heinz Co	2,700	155,736
Kimberly-Clark Corp	4,200	354,606
PepsiCo Inc	3,700	253,191
Procter & Gamble Co/The	4,600	312,294
Sysco Corp	7,900	250,114
		1,928,295
Energy (11.1%)
Chevron Corp	2,430	262,780
ConocoPhillips	2,500	144,975
HollyFrontier Corp	1,800	83,790
Kinder Morgan Inc	3,200	113,056
Royal Dutch Shell PLC - ADR	1,800	124,110
		728,711
Financials (3.3%)
Cincinnati Financial Corp	2,700	105,732
Mercury General Corp	2,800	111,132
		216,864
Health Care (7.0%)
Johnson & Johnson	4,600	322,460
Merck & Co Inc	3,400	139,196
		461,656
Industrials (4.2%)
Emerson Electric Co	5,300	280,688

Information Technology (2.5%)
Apple Inc.	200	106,606
Intel Corp	3,000	61,890
		168,496
Telecommunication Services (9.2%)
AT&T Inc	10,100	340,471
CenturyLink Inc	3,250	127,140
Verizon Communications Inc	3,200	138,464
		606,075
Utilities (20.7%)
Black Hills Corp	3,600	130,824
Consolidated Edison Inc	5,700	316,578
Duke Energy Corp	2,300	146,740
MDU Resources Group Inc	8,400	178,416
Northwest Natural Gas Co	2,400	106,080
Southern Company	4,700	201,207
Vectren Corp	6,000	176,400
WGL Holdings, Inc.	2,700	105,813
		1,362,058

TOTAL COMMON STOCKS (COST: $6,245,294)		$6,227,518

SHORT-TERM SECURITIES (6.5%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.061% (COST: $426,374)	426,374	$426,374

TOTAL INVESTMENTS IN SECURITIES (COST: $6,671,668) (101.0%)		$6,653,892
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)		(64,926)

NET ASSETS (100.0%)		$6,588,966

ADR—	American Depository Receipt

^	Variable rate security; rate shown represents rate as of December 31, 2012

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2012

Information Technology	22.4%
Financials	13.8%
Industrials	13.6%
Energy	11.9%
Health Care	9.3%
Consumer Staples	9.1%
Materials	6.6%
Consumer Discretionary	5.1%
Utilities	3.5%
Cash Equivalents and Other	2.8%
Telecommunication Services	1.9%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2012

	Shares	Fair Value
COMMON STOCK (97.2%)

Consumer Discretionary (5.1%)
Lowe's Companies Inc	17,000	$603,840
McDonalds Corp	9,000	793,890
		1,397,730
Consumer Staples (9.1%)
CVS Corp	16,600	802,610
General Mills Inc	15,000	606,150
Mead Johnson Nutrition	9,000	593,010
Mondelez International Inc	20,000	509,400
		2,511,170
Energy (11.9%)
*Continental Resources Inc	5,600	411,544
Enbridge Inc	11,000	476,520
Halliburton Company	14,400	499,536
*Kodiak Oil & Gas Corp	65,000	575,250
National Oilwell Varco Inc	11,500	786,025
Valero Energy Corp	16,000	545,920
		3,294,795
Financials (13.8%)
BlackRock Inc	3,600	744,156
Citigroup Inc	10,000	395,600
JP Morgan Chase & Corp	22,000	967,340
Morgan Stanley	40,000	764,800
Wells Fargo & Company	27,000	922,860
		3,794,756
Health Care (9.3%)
Johnson & Johnson	10,000	701,000
Merck & Co Inc	14,500	593,630
Thermo Fisher Scientific Inc	11,700	746,226
*Waters Corp	6,000	522,720
		2,563,576
Industrials (13.6%)
Cummins Inc	6,400	693,440
Emerson Electric Co	15,000	794,400
Gardner Denver Inc	2,300	157,550
*Titan Machinery Inc	14,000	345,800
Trinity Industries Inc	22,000	788,040
Triumph Group Inc	8,000	522,400
Union Pacific Corp	3,500	440,020
		3,741,650
Information Technology (22.4%)
Apple Inc.	2,600	1,385,878
*Cognizant Technology Solutions Corp	10,000	740,500
*EMC Corp	41,000	1,037,300
*Google Inc - Class A	700	496,559
Intel Corp	20,000	412,600
Oracle Corp	19,400	646,408
Qualcomm Inc	10,000	620,200
*Super Micro Computer Inc	55,000	561,000
Xerox Corp	45,000	306,900
		6,207,345
Materials (6.6%)
Agrium Inc	4,200	419,622
CF Industries Holdings Inc	1,200	243,792
*Flotek Industries Inc	45,000	549,000
Mosaic Company	5,000	283,150
Silica Holdings Inc	19,400	324,562
		1,820,126
Telecommunication Services (1.9%)
CenturyLink Inc	13,200	516,384

Utilities (3.5%)
CMS Energy Corp	11,000	268,180
MDU Resources Group Inc	32,500	690,300
		958,480

TOTAL COMMON STOCKS (COST: $23,631,097)		$26,806,012

SHORT-TERM SECURITIES (3.2%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.061% (COST: $879,897)	879,897	$879,897

TOTAL INVESTMENTS IN SECURITIES (COST: $24,510,994)		$27,685,909
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(99,453)

NET ASSETS (100.0%)		$27,586,456

*	Non-income producing

^	Variable rate security; rate shown represents rate as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2012

Consumer Discretionary	22.7%
Cash Equivalents and Other	10.3%
Industrials	9.8%
Health Care	9.7%
Telecommunication Services	9.7%
Energy	9.3%
Financials	7.4%
Information Technology	7.0%
Materials	6.5%
Consumer Staples	5.8%
Utilities	1.8%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2012

	Principal Amount	Fair Value

CORPORATE BONDS (89.7%)

Consumer Discretionary (22.7%)
AMC Entertainment Inc 8.750% 6/1/19	$45,000	$49,838
AMC Entertainment Holdings 9.750% 12/1/20	135,000	155,925
313 Group, Inc. - 144A 6.375% 12/1/19	60,000	59,475
AWAS Aviation Capital LT - 144A 7.000% 10/15/16	80,800	85,244
Academy Ltd -144A 9.250% 8/1/19	70,000	77,700
Allison Transmission Inc - 144A 7.125% 5/15/19	125,000	133,438
American Axle 7.875% 3/1/17	55,000	56,925
American Axle & MFG Inc - 144A 9.250% 1/15/17	11,000	12,210
American Axle & MFG Inc 7.750% 11/15/19	25,000	27,125
American Tire Dist Inc 9.750% 6/1/17	45,000	47,700
CCO Holding LLC/Cap Corp 7.875% 4/30/18	130,000	139,913
CCO Holdings LLC/CAP Corp 7.000% 1/15/19	115,000	124,056
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	40,000	44,400
CSC Holdings LLC 8.625% 2/15/19	60,000	71,700
Cablevision Systems Corp 8.625% 9/15/17	95,000	110,794
Caesars Entertainment 8.500% 2/15/20	145,000	143,913
Caesars Operating Escrow - 144A 9.000% 2/15/20	170,000	170,000
Caesars Operating Escrow - 144A 9.000% 2/15/20	85,000	85,000
* Chrysler GP/CG CO-Issuer 8.000% 6/15/19	200,000	218,000
Cinemark USA Inc 7.375% 6/15/21	60,000	66,300
Citycenter Holdings/Fin 7.625% 1/15/16	105,000	112,350
Claire's Stores Inc - 144A 9.000% 3/15/19	145,000	155,513
Clear Channel Communication 9.000% 3/1/21	150,000	133,875
Clear Channel Worldwide 7.625% 3/15/20	5,000	4,988
Clear Channel Worldwide 7.625% 3/15/20	75,000	75,563
Clear Channel Worldwide - 144A 6.500% 11/15/22	95,000	97,613
Clear Channel Worldwide - 144A 6.500% 11/15/22	255,000	264,563
Dana Holding Corp 6.500% 2/15/19	55,000	58,713
* Dish DBS Corp 7.875% 9/1/19	335,000	396,975
Dish DBS Corp 6.750% 6/1/21	125,000	142,500
Dish DBS Corp 4.625% 7/15/17	45,000	46,913
Dish DBS Corp 5.875% 7/15/22	115,000	123,625
Easton-Bell Sports Inc 9.750% 12/1/16	185,000	198,894
Echostar DBS Corp 7.125% 2/1/16	35,000	39,200
Ford Motor Credit Co LLC 5.000% 5/15/18	75,000	82,758
GXS Worldwide Inc 9.750% 6/15/15	40,000	41,700
GWR Operating Partnership 10.875% 4/1/17	75,000	85,313
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	51,863
Goodyear Tire & Rubber Corp 8.250% 8/15/20	120,000	131,700
Gymboree Corp 9.125% 12/1/18	90,000	80,100
HD Supply Inc - 144A 8.125% 4/15/19	110,000	125,400
HD Supply Inc - 144A 11.000% 4/15/20	60,000	70,800
HD Supply Inc - 144A 11.500% 7/15/20	65,000	73,206
Hanesbrands Inc 8.000% 12/15/16	35,000	38,413
Hanesbrands Inc 6.375% 12/15/20	75,000	82,500
Harrahs Operating Co Inc 11.250% 6/1/17	180,000	192,825
Harrahs Operating Co Inc 10.000% 12/15/18	60,000	39,750
Hughes Satellite Systems Corp 6.500% 6/15/19	50,000	55,125
Interactive Data Corp 10.250% 8/1/18	107,000	120,375
Inventiv Health Inc - 144A 10.000% 8/15/18	35,000	30,188
Inventiv Health Inc - 144A 10.000% 8/15/18	50,000	43,125
Inventiv Health Inc - 144A 9.000% 1/15/18	75,000	75,750
Chinos Acquistion Corp 8.125% 3/1/19	95,000	100,463
Jarden Corp 7.500% 1/15/20	100,000	109,750
Libbey Glass Inc 6.875% 5/15/20	50,000	53,750
Limited Brands Inc 6.625% 4/1/21	60,000	68,700
MGM Mirage Inc 7.625% 1/15/17	140,000	149,800
MGM Mirage Inc - 144A 8.625% 2/1/19	135,000	150,525
MGM Mirage Inc - 144A 6.750% 10/1/20	125,000	127,656
MGM Mirage Inc 6.625% 12/15/21	100,000	100,000
Marina District Fin 9.500% 10/15/15	15,000	14,550
Marina District Fin 9.875% 8/15/18	155,000	148,800
Michaels Stores Inc 7.750% 11/1/18	110,000	120,725
Michaels Stores Inc - 144A 7.750% 11/1/18	40,000	43,900
Nexstar Broadcasting, Inc - 144A 6.875% 11/15/20	40,000	41,050
Nexstar/Mission Broadcast 8.875% 4/15/17	60,000	65,850
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	61,425
PC Merger Sub Inc - 144A 8.875% 8/1/20	135,000	144,788
JC Penney Corp 6.375% 10/15/36	65,000	48,750
JC Penney Corp 7.950% 4/1/17	35,000	33,600
Petco Animal Supplies - 144A 9.250% 12/1/18	90,000	99,900
Polymer Group Inc 7.750% 2/1/19	75,000	80,438
Quebecor Media 7.750% 3/15/16	114,000	116,850
Quebecor Media - 144A 5.750% 1/15/23	70,000	73,763
Radio Systems Corp - 144A 8.375% 11/1/19	70,000	72,975
Sabre Inc - 144A 8.500% 5/15/19	160,000	170,400
Sally Holdings 6.875% 11/15/19	20,000	22,100
Sally Holdings/Sally Cap 5.750% 6/1/22	25,000	27,125
Sealy Mattress Co 8.250% 6/15/14	210,000	210,527
Sealy Mattress Co - 144A 10.875% 4/15/16	25,000	26,500
Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	175,000	175,000
Service Corp Intl 6.750% 4/1/16	20,000	22,400
Service Corp Intl 7.625% 10/1/18	25,000	29,750
Service Corp Intl 7.500% 4/1/27	95,000	102,125
Service Corp Intl 7.000% 5/15/19	60,000	65,700
Servicemaster Company - 144A 7.000% 8/15/20	90,000	90,225
Stewart Enterprises 6.500% 4/15/19	35,000	37,450
Tempur Pedic Internation 6.875% 12/15/20	20,000	20,575
Uncle Acquistion 2010 8.625% 2/15/19	120,000	118,950
Vail Resorts Inc 6.500% 5/1/19	115,000	123,769
Visant Corp 10.000% 10/1/17	35,000	31,413
Visteon Corp 6.750% 4/15/19	94,000	100,110
Wolverine World Wide - 144A 6.125% 10/15/20	10,000	10,500
Zayo Escrow Corp 8.125% 1/1/20	25,000	27,812
		8,592,271
Consumer Staples (5.8%)
Bumble Bee Acquisition - 144A 9.000% 12/15/17	154,000	165,550
* Central Garden & Pet Co 8.250% 3/1/18	170,000	179,775
* Del Monte Corp 7.625% 2/15/19	225,000	234,562
Dole Foods Co - 144A 8.000% 10/1/16	25,000	26,000
Michael Foods Inc 9.750% 7/15/18	115,000	127,075
Post Holdings Inc - 144A 7.375% 2/15/22	120,000	131,475
Reynolds GRP ISS/Reynold 7.875% 8/15/19	100,000	111,250
Reynolds GRP ISS/Reynold 9.875% 8/15/19	200,000	214,000
Reynolds GRP ISS/Reynold 9.000% 4/15/19	400,000	416,000
Reynolds Group - 144A 5.750% 10/15/20	45,000	46,463
Rite Aid Corp 7.500% 3/1/17	50,000	51,375
Rite Aid Corp 9.750% 6/12/16	55,000	59,537
Rite Aid Corp 9.250% 3/15/20	85,000	90,525
Spectrum Brands Inc 9.500% 6/15/18	125,000	141,875
Spectrum Brands Hldgs - 144A 6.750% 3/15/20	40,000	42,800
Spectrum Brands Escrow Corp - 144A 6.375% 11/15/20	25,000	26,250
Spectrum Brands Escrow Corp - 144A 6.625% 11/15/22	25,000	26,812
Supervalu Inc 8.000% 5/1/16	100,000	95,250
Yankee Acquisition Corp 9.750% 2/15/17	10,000	10,413
		2,196,987
Energy (9.3%)
Access Midstream Partner 4.875% 5/15/23	60,000	60,900
* Arch Coal Inc 8.750% 8/1/16	125,000	130,000
Arch Coal Inc 7.000% 6/15/19	40,000	37,200
Arch Coal Inc 7.250% 6/15/21	25,000	23,063
Berry Petroleum Co 6.375% 9/15/22	45,000	46,800
Breitburn Energy Partner 8.625% 10/15/20	75,000	81,750
Breitburn Energy Partner - 144A 7.875% 4/15/22	95,000	98,562
Chesapeake Energy Corp 6.625% 8/15/20	95,000	101,887
Chesapeake Midstream PT 6.125% 7/15/22	45,000	48,487
Cloud Peak Energy 8.250% 12/15/17	50,000	53,500
Crosstex Energy LP 8.875% 2/15/18	140,000	151,200
Denbury Resources Inc 8.250% 2/15/20	95,000	106,875
EP Ener/Everest Acq Fin 7.750% 9/1/22	75,000	79,500
EV Energy Partners 8.000% 4/15/19	135,000	143,269
Eagle Rock Energy Partners 8.375% 6/1/19	60,000	61,200
Eagle Rock Ener Part/Fin -144A 8.375% 6/1/19	40,000	40,800
El Paso Corporation 7.250% 6/1/18	80,000	92,467
Forest Oil Corp 7.250% 6/15/19	110,000	110,550
Halcon Resources Corp - 144A 8.875% 5/15/21	65,000	68,900
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	35,000	37,450
James River Escrow Inc 7.875% 4/1/19	80,000	45,600
Kodiak Oil & Gas Corp 8.125% 12/1/19	100,000	110,250
Legacy Reserves/Finance - 144A 8.000% 12/1/20	70,000	71,400
Linn Energy LLC 8.625% 4/15/20	80,000	87,200
Linn Energy LLC 7.750% 2/1/21	55,000	58,575
Linn Energy LLC - 144A 6.250% 11/1/19	130,000	130,650
Linn Energy LLC 6.500% 5/15/19	40,000	40,400
Meg Energy Corp 6.375% 1/30/23	50,000	52,125
Magnum Hunter Resources - 144A 9.750% 5/15/20	45,000	46,687
Magnum Hunter Resources - 144A 9.750% 5/15/20	20,000	20,750
Markwest Energy Part/Fin 5.500% 2/15/23	75,000	81,375
Midstates Petro Inc - 144A 10.750% 10/1/20	50,000	53,125
Peabody Energy Corp 6.000% 11/15/18	75,000	79,688
Peabody Energy Corp 6.250% 11/15/21	30,000	31,875
Plains Exploration & Production 6.500% 11/15/20	175,000	193,812
Plains Exploration & Production 6.875% 2/15/23	85,000	97,112
QR Energy LP/QRE Finance 9.250% 8/1/20	70,000	73,500
Regency Energy Partners 5.500% 4/15/23	60,000	64,050
Sandridge Energy Inc - 144A 8.000% 6/1/18	40,000	42,400
Sandridge Energy Inc 7.500% 3/15/21	55,000	58,850
Sandridge Energy Inc 8.125% 10/15/22	35,000	38,325
Sandridge Energy Inc 7.500% 2/15/23	55,000	58,850
Targa Resources Partners - 144A 5.250% 5/1/23	25,000	25,875
Tesoro Corp - 144A 5.875% 10/1/20	60,000	62,250
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	85,000
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	105,000	109,725
Venoco Inc 8.875% 2/15/19	15,000	14,062
WPX Energy Inc 6.000% 1/15/22	95,000	102,362
		3,510,233
Financials (7.4%)
* Ally Financial Inc 6.250% 12/1/17	340,000	376,454
Ally Financial Inc 5.500% 2/15/17	160,000	171,162
Ally Financial Inc 4.625% 6/26/15	80,000	83,398
Avaya Inc 9.750% 11/1/15	10,000	8,900
(2) Avaya Inc 10.125% 11/1/15	85,165	76,223
Avaya Inc - 144A 7.000% 4/1/19	100,000	93,500
*(3)Bank of America Corp 8.000% perpetual	150,000	165,912
Cit Group Inc 5.250% 3/15/18	120,000	128,400
Cit Group Inc 5.000% 5/15/17	60,000	63,600
Cit Group Inc 4.250% 8/15/17	110,000	113,272
CNH Capital LLC 6.250% 11/1/16	55,000	60,637
CNH Capital LLC - 144A 3.875% 11/1/15	30,000	30,937
Claires Stores Inc 8.875% 3/15/19	65,000	61,425
Intl Lease Fin Corp 8.625% 9/15/15	75,000	84,281
* Intl Lease Fin Corp 8.750% 3/15/17	255,000	294,525
Intl Lease Fin Corp 6.250% 5/15/19	55,000	58,575
Intl Lease Fin Corp 5.750% 5/15/16	15,000	15,811
Intl Lease Finance Corp 5.875% 4/1/19	160,000	168,640
Nuveen Investments Inc - 144A 9.500% 10/15/20	95,000	94,525
Realogy Corp - 144A 7.875% 2/15/19	120,000	130,800
Realogy Corp - 144A 7.625% 1/15/20	70,000	79,275
Tomkins LLC/Tomkins Inc 9.000% 10/1/18	32,000	35,840
UPCB Fin III LTD - 144A 6.625% 7/1/20	300,000	321,375
WMG Acquisition Corp 11.500% 10/1/18	40,000	46,200
WMG Acqusition Corp - 144A 6.000% 1/15/21	40,000	42,200
		2,805,867
Health Care (9.7%)
Accellent Inc 8.375% 2/1/17	85,000	89,250
Accellent Inc 10.000% 11/1/17	100,000	82,250
Biomet Inc - 144A 6.500% 8/1/20	180,000	191,250
Community Health Systems 8.000% 11/15/19	25,000	27,063
CHS/Community Health Sys 5.125% 8/15/18	50,000	52,125
Chiron Merger Inc - 144A 10.500% 11/1/18	175,000	183,531
DJO Fin LLC/DJO Fin Corp 7.750% 4/15/18	160,000	154,000
DJO Fin LLC/DJO Fin Corp - 144A 8.750% 3/15/18	55,000	60,088
DJO Fin LLC/DJO Fin Corp - 144A 9.875% 4/15/18	20,000	20,650
Davita Inc 6.375% 11/1/18	25,000	26,812
Davita Inc 6.625% 11/1/20	70,000	76,125
Davita Inc 5.750% 8/15/22	10,000	10,537
Fresenius Med Care II - 144A 5.625% 7/31/19	30,000	32,212
HCA Inc 8.000% 10/1/18	30,000	34,725
HCA Inc 6.500% 2/15/20	45,000	50,625
* HCA Inc 7.500% 2/15/22	440,000	503,800
HCA Holdings Inc 7.750% 5/15/21	260,000	282,100
HCA Holdings Inc 6.250% 2/15/21	65,000	66,625
Healthsouth Corp 8.125% 2/15/20	20,000	22,025
Healthsouth Corp 7.250% 10/1/18	38,000	41,230
Healthsouth Corp 7.750% 9/15/22	54,000	59,198
Healthsouth Corp 5.750% 11/1/24	25,000	25,438
Health Management Assoc 6.125% 4/15/16	105,000	113,400
Health Management Assoc 7.375% 1/15/20	50,000	54,000
Hologic Inc -144A 6.250% 8/1/20	35,000	37,712
IMS Health Inc - 144A 6.000% 11/1/20	50,000	52,375
Mylan Inc - 144A 7.875% 7/15/20	140,000	165,447
Radiation Therapy Service 9.875% 4/15/17	100,000	70,500
Radiation Therapy Service 8.875% 1/15/17	60,000	58,800
(2) Surgical Care Affiliates - 144A 8.875% 7/15/15	208,726	211,335
Tenet Healthcare Corp 8.875% 7/1/19	15,000	16,800
Tenet Healthcare Corp 8.000% 8/1/20	250,000	269,219
Tenet Healthcare Corp 6.250% 11/1/18	90,000	98,775
USPI Finance Corp 9.000% 4/1/20	85,000	94,350
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	15,000	16,312
Valeant Pharmaceuticals - 144A 6.875% 12/1/18	110,000	118,525
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	85,000	91,163
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	110,000	120,175
		3,680,547
Industrials (9.8%)
ADS Waste Holdings - 144A 8.250% 10/1/20	55,000	57,750
Aircastle Ltd 9.750% 8/1/18	80,000	90,400
Aircastle Ltd 6.750% 4/15/17	35,000	37,450
Aircastle Ltd 7.625% 4/15/20	25,000	27,938
Amsted Industries - 144A 8.125% 3/15/18	105,000	112,350
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	43,400
Associated Materials Inc 9.125% 11/1/17	65,000	65,975
Avis Budget Car Rental 9.625% 3/15/18	65,000	72,475
Avis Budget Car Rental 8.250% 1/15/19	125,000	138,125
Avis Budget Car Rental - 144A 4.875% 11/15/17	35,000	35,525
Belden Inc - 144A 5.500% 9/1/22	80,000	82,200
Bombardier Inc - 144A 7.750% 3/15/20	30,000	34,050
Bombardier Inc - 144A 5.750% 3/15/22	45,000	46,238
Building Materials Corp - 144A 6.875% 8/15/18	20,000	21,600
Building Materials Corp - 144A 6.750% 5/1/21	60,000	66,300
CDW LLC/CDW Finance 8.500% 4/1/19	220,000	238,150
CEVA Group Plc - 144A 8.375% 12/1/17	150,000	147,750
Case New Holland Inc 7.875% 12/1/17	55,000	65,038
Clean Harbors Inc 5.250% 8/1/20	50,000	52,125
Energy Future/EFIH Finan 10.000% 12/1/20	17,000	19,168
Energy Future/EFIH Finan - 144A 6.875% 8/15/17	20,000	21,300
FGI Operating Co LLC - 144A 7.875% 5/1/20	70,000	72,100
Geo Group Inc 7.750% 10/15/17	110,000	118,250
General Cable Corp - 144A 5.750% 10/1/22	45,000	46,575
Great Lakes Dredge & Dock 7.375% 2/1/19	95,000	101,888
Griffon Corp 7.125% 4/1/18	75,000	79,500
H&E Equipment Services - 144A 7.000% 9/1/22	70,000	74,550
HDTFS, INC. - 144A 5.875% 10/15/20	40,000	41,800
Hertz Corp 7.500% 10/15/18	150,000	165,750
Hillman Group Inc 10.875% 6/1/18	85,000	91,375
Hillman Group Inc - 144A 10.875% 5/31/18	15,000	16,125
Interline Brands Inc 7.500% 11/15/18	70,000	75,600
(2) Isabelle Acquisition Sub -144A 10.000% 11/15/18	30,000	32,550
Manitowoc Company Inc 8.500% 11/1/20	120,000	134,700
Meads Prods LLC - 144A 6.750% 4/30/20	30,000	31,500
Mueller Water Products 8.750% 9/1/20	45,000	51,300
NXP BV/NXP Funding LLC - 144A 9.750% 8/1/18	100,000	115,875
Oshkosh Corp 8.250% 3/1/17	65,000	71,338
Oshkosh Corp 8.500% 3/1/20	65,000	71,988
Ply Gem Industriers 8.250% 2/15/18	55,000	59,400
RBS Global & Rexnord Corp 8.500% 5/1/18	120,000	130,050
RSC Equipment Rent/RSC Holdings 8.250% 2/1/21	95,000	107,113
Sensata Technologies - 144A 6.500% 5/15/19	140,000	149,100
Terex Corp 6.500% 4/1/20	65,000	68,900
Terex Corp 6.000% 5/15/21	55,000	57,888
UR Financing Escrow Corp -144A 7.375% 5/15/20	80,000	87,800
UR Financing Escrow Corp - 144A 7.625% 4/15/22	30,000	33,525
United Rentals North Am 9.250% 12/15/19	100,000	114,000
United Rentals North Am 8.375% 9/15/20	30,000	33,225
		3,709,072
Information Technology (7.0%)
Amkor Technologies Inc 7.375% 5/1/18	60,000	62,100
Anixter Inc 5.625% 5/1/19	40,000	42,100
Aspect Software Inc 10.625% 5/15/17	65,000	58,825
Audatex North America Inc - 144A 6.750% 6/15/18	65,000	69,550
Commscope Inc - 144A 8.250% 1/15/19	115,000	125,925
Epicor Software Corp 8.625% 5/1/19	110,000	115,500
First Data Corp - 144A 8.875% 8/15/20	110,000	119,900
(2) First Data Corp - 144A 8.750% 1/15/22	283,000	289,368
* First Data Corp 12.625% 1/15/21	227,000	238,918
First Data Corp - 144A 7.375% 6/15/19	65,000	67,275
First Data Corp - 144A 6.750% 11/1/20	145,000	146,450
Freescale Semiconductor - 144A 10.125% 3/15/18	70,000	77,350
Freescale Semiconductor - 144A 9.250% 4/15/18	105,000	114,713
Infor US Inc 11.500% 7/15/18	55,000	64,350
Infor US Inc 9.375% 4/1/19	90,000	101,025
Alcatel-Lucent USA Inc 6.450% 3/15/29	200,000	152,000
MEMC Electronics Materia 7.750% 4/1/19	75,000	63,000
MagnaChip Semiconductor 10.500% 4/15/18	135,000	151,200
Mantech International 7.250% 4/15/18	70,000	74,375
SSI Invest II/Co-Issr LLC 11.125% 6/1/18	100,000	110,625
Sinclair Television Group - 144A 9.250% 11/1/17	85,000	93,500
Sinclair Television Group 8.375% 10/15/18	30,000	33,525
Sinclair Television Group - 144A 6.125% 10/1/22	70,000	74,287
Sungard Data Systems Inc 7.375% 11/15/18	85,000	91,056
Sungard Data Systems Inc - 144A 6.625% 11/1/19	110,000	112,475
		2,649,392
Materials (6.5%)
Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	218,000
Atkore International Inc 9.875% 1/1/18	85,000	90,312
(2) Boe Merger Corp - 144A 9.500% 11/1/17	25,000	25,000
Bway Holding Co 10.000% 6/15/18	130,000	144,300
Clearwater Paper Corp 7.125% 11/1/18	10,000	10,900
FMG Resources - 144A 6.875% 2/1/18	125,000	129,062
FMG Resources - 144A 8.250% 11/1/19	90,000	95,850
FMG Resources - 144A 6.000% 4/1/17	30,000	30,600
Hexion US Finance Corp 6.625% 4/15/20	45,000	45,787
Hexion Us Fin/Nova Scoti 8.875% 2/1/18	75,000	77,062
Hexion US Fin/Nova Scoti 9.000% 11/15/20	75,000	68,437
Huntsman International LLC 8.625% 3/15/20	35,000	39,637
Huntsman International LLC 5.500% 6/30/16	12,000	12,015
Huntsman International LLC 8.625% 3/15/21	50,000	57,125
Ineos Finance PLC—144A 8.375% 2/15/19	200,000	215,500
Ineos Group Holdings PLC - 144A 8.500% 2/15/16	95,000	94,525
Longview Fibre Paper & Packaging - 144A 8.000% 6/1/16	20,000	21,000
(2)(3) Noranda Aluminium Acquisition 4.524% 5/15/15	107,963	101,485
Novelis Inc 8.375% 12/15/17	80,000	88,200
Novelis Inc 8.750% 12/15/20	25,000	27,875
Packaging Dynamics Corp - 144A 8.750% 2/1/16	75,000	78,375
Polyone Corp 7.375% 9/15/20	60,000	65,550
Polypore International 7.500% 11/15/17	100,000	109,000
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	35,612
(2) Reichhold Industries Inc - 144A 9.000% 5/8/17	206,752	149,895
Rockwood Specialities Group 4.625% 10/15/20	95,000	98,325
Scotts Miracle-Gro Co 7.250% 1/15/18	45,000	48,375
Scotts Miracle-Gro Co 6.625% 12/15/20	25,000	27,437
Sealed Air Corp - 144A 8.125% 9/15/19	10,000	11,250
Sealed Air Corp - 144A 8.375% 9/15/21	65,000	74,262
Sealed Air Corp - 144A 6.500% 12/1/20	40,000	43,200
Tekni-Plex Inc - 144A 9.750% 6/1/19	60,000	65,400
Vulcan Materials 6.500% 12/1/16	30,000	33,075
Vulcan Materials 7.500% 6/15/21	30,000	34,200
		2,466,628
Telecommunication Services (9.7%)
Block Communications Inc - 144A 7.250% 2/1/20	65,000	69,062
Centurylink Inc 5.800% 3/15/22	85,000	89,856
Cincinnati Bell Inc 8.375% 10/15/20	41,000	44,382
Cogent Communications - 144A 8.375% 2/15/18	60,000	65,850
Crown Castle Intl Corp - 144A 5.250% 1/15/23	80,000	85,600
Everest Acq LLC 9.375% 5/1/20	170,000	191,675
Everest Acq LLC 6.875% 5/1/19	35,000	37,975
GCI Inc 8.625% 11/15/19	90,000	95,625
(2)(3) IPCS Inc 3.563% 5/1/14	77,001	76,808
ITC Deltacom Inc 10.500% 4/1/16	72,000	77,040
Intelsat Luxembourg 11.250% 2/4/17	75,000	79,312
(2) Intelsat Luxembourg 11.500% 2/4/17	95,000	100,937
Integra Telecom - 144A 10.750% 4/15/16	80,000	83,600
Intelsat Jackson Holdings 7.250% 10/15/20	75,000	81,562
Intelsat Jackson Holdings 7.250% 4/1/19	65,000	69,875
Intelsat Jackson Holdings - 144A 7.250% 10/15/20	85,000	92,225
Intelsat Jackson Holdings - 144A 6.625% 12/15/22	200,000	206,500
Level 3 Financing Inc 9.375% 4/1/19	65,000	72,637
Level 3 Financing Inc 8.625% 7/15/20	85,000	94,350
Level 3 Financing Inc 8.125% 7/1/19	95,000	103,550
Level 3 Communications 11.875% 2/1/19	50,000	57,625
Level 3 Communications - 144A 8.875% 6/1/19	20,000	21,300
Metropcs Wireless Inc 7.875% 9/1/18	115,000	124,487
Paetec Holding Corp 8.875% 6/30/17	65,000	69,712
Paetec Corp 9.875% 12/1/18	100,000	114,500
SBA Telecommunications 8.250% 8/15/19	39,000	43,582
* Sprint Capital Corp 8.750% 3/15/32	635,000	776,287
Sprint Nextel Corp - 144A 9.000% 11/15/18	195,000	240,825
Syniverse Holdings Inc 9.125% 1/15/19	20,000	21,350
Texas Competitive Elec Hold LLC - 144A 11.500% 10/1/20	75,000	58,687
Wind Acquisition Fin SA - 144A 7.250% 2/15/18	200,000	202,500
Windstream Corp 8.125% 9/1/18	40,000	43,700
Windstream Corp 7.750% 10/1/21	60,000	64,800
Windstream Corp 7.500% 4/1/23	35,000	36,837
		3,694,613
Utilities (1.8%)
AES Corp 9.750% 4/15/16	135,000	161,325
Calpine Corp - 144A 7.250% 10/15/17	27,000	28,755
Calpine Corp - 144A 7.875% 7/31/20	27,000	30,307
Calpine Corp - 144A 7.500% 2/15/21	113,000	124,865
Calpine Corp - 144A 7.875% 1/15/23	22,000	24,860
Energy Future Holdings 10.000% 1/15/20	90,000	100,575
NRG Energy Inc 8.250% 9/1/20	40,000	44,800
NRG Energy Inc 7.625% 1/15/18	150,000	166,500
NRG Energy Inc - 144A 6.625% 3/15/23	15,000	16,050
		698,037

TOTAL CORPORATE BONDS (COST: $32,081,322)		$34,003,647

US COMMON STOCKS (0.0%)	Shares
(1) *GMX Resources Inc (COST: $2,640)	1,960	$980

ESCROW RIGHTS (0.0%)	Shares
(1) GCB US Oncology Inc (COST: $0)	205,000	$3,844

SHORT-TERM SECURITIES (9.3%)	Shares
(3)Wells Fargo Advantage Cash Investment Money Market 0.061% (COST: $3,534,774)	3,534,774	$3,534,774

TOTAL INVESTMENTS IN SECURITIES (COST: $35,618,736) (99.0%)		$37,543,245
OTHER ASSETS LESS LIABILITIES (1.0%)		385,681

NET ASSETS (100.0%)		$37,928,926

(1)	Non-income producing security.

(2)	Interest or dividend is paid-in-kind, when applicable.

(3)	Variable rate security. The rates for these securities are as of December 31, 2012.

144A—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid. These securities amount to $11,428,267, representing 30.13% of net assets.

*	Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 31, 2012

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
ASSETS
Investments in securities, at value (cost: $487,162,032, $6,671,668, $24,510,994, and $35,618,736, respectively)	$497,089,725	$6,653,892	$27,685,909	$37,543,245
Cash	31,343	100	0	0
Security sales receivable	2,036,164	96,202	0	39,999
Receivable for Fund shares sold	791,936	30,737	17,317	60,869
Accrued dividends receivable	166,641	11,099	18,830	213
Accrued interest receivable	1,066	18	50	663,515
Receivable due from manager	0	1,610	0	0
Prepaid expenses	56,824	6,814	4,750	8,342
Total assets	$500,173,699	$6,800,472	$27,726,856	$38,316,183

LIABILITIES
Payable for securities purchased	$424,176	$193,602	$0	$246,754
Payable for Fund shares redeemed	1,851,837	5,849	96,672	40,746
Dividends payable	0	4,310	0	52,815
Payable to affiliates	566,078	2,086	34,112	37,624
Accrued expenses	126,075	5,659	9,616	9,318
Total liabilities	$2,968,166	$211,506	$140,400	$387,257

NET ASSETS	$497,205,533	$6,588,966	$27,586,456	$37,928,926

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$506,959,108	$6,632,577	$25,443,137	$83,287,681
Accumulated undistributed net realized gain (loss) on investments	(19,681,268)	(25,835)	(1,031,623)	(47,283,264)
Accumulated undistributed net investment income (loss)	0	0	27	0
Unrealized appreciation (depreciation) on investments	9,927,693	(17,776)	3,174,915	1,924,509

NET ASSETS	$497,205,533	$6,588,966	$27,586,456	$37,928,926

Net Assets—Class A	$497,205,533	$6,588,966	$27,586,456	$29,286,301
Net Assets—Class C1	-	-	-	$8,642,625
Shares outstanding—Class A	91,614,252	656,689	644,561	3,668,571
Shares outstanding—Class C1	-	-	-	1,080,272
Net asset value per share—Class A2	$5.43	$10.03	$42.80	$7.98
Net asset value per share—Class C1,2	-	-	-	$8.00
Public offering price per share—Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$5.72	$10.56	$45.05	$8.33

[1]	Only the Integrity High Income Fund currently offers Class C shares.

[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the period ended December 31, 2012*

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INVESTMENT INCOME
Interest	$13,395	$75	$598	$2,488,848
Dividends (net of foreign withholding taxes of $211,388, $1,036, $5,221, and $0, respectively	5,074,656	107,713	456,633	1,442
Total investment income	$5,088,051	$107,788	$457,231	$2,490,290

EXPENSES
Investment advisory fees	$2,473,066	$18,259	$281,313	$278,665
Distribution (12b-1) fees—Class A	2,473,066	6,086	70,328	59,189
Distribution (12b-1) fees—Class C1	-	-	-	90,533
Transfer agent fees	801,920	4,382	50,637	51,898
Administrative service fees	686,997	19,342	63,384	81,898
Professional fees	69,748	4,786	7,312	7,150
Reports to shareholders	116,003	492	7,011	2,301
License, fees, and registrations	160,087	5,663	14,629	16,379
Audit fees	39,156	472	2,159	2,914
Trustees' fees	32,089	138	1,834	2,114
Transfer agent out-of-pockets	22,640	1,000	5,167	2,685
Custodian fees	74,444	4,819	5,292	11,822
Legal fees	49,831	262	2,826	3,314
Insurance expense	10,637	8	851	920
Total expenses	$7,009,684	$65,709	$512,743	$611,782
Less expenses waived or reimbursed	(24)	(59,947)	(62,642)	(121,850)
Total net expenses	$7,009,660	$5,762	$450,101	$489,932

NET INVESTMENT INCOME (LOSS)	$(1,921,609)	$102,026	$7,130	$2,000,358

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(19,475,403)	$(4,417)	$4,130,319	$489,030
Net change in unrealized appreciation (depreciation) of investments	17,100,000	(17,776)	(648,000)	1,786,532
Net realized and unrealized gain (loss) on investments	$(2,375,403)	$(22,193)	$3,482,319	$2,275,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,297,012)	$79,833	$3,489,449	$4,275,920

[1]	Only the Integrity High Income Fund currently offers Class C shares.

*	For WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund, year ended. For Dividend Harvest Fund, since commencement of operations on May 1, 2012.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the period ended December 31, 2012*

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,921,609)	$102,026	$7,130	$2,000,358
Net realized gain (loss) on investments	(19,475,403)	(4,417)	4,130,319	489,030
Net change in unrealized appreciation (depreciation) on investments	17,100,000	(17,776)	(648,000)	1,786,532
Net increase (decrease) in net assets resulting from operations	$(4,297,012)	$79,833	$3,489,449	$4,275,920

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(102,026)	$(7,102)	$(1,495,709)
Net investment income—Class C1	-	-	-	(504,649)
Net realized gain on investments - Class A	0	(21,418)	0	0
Net realized gain on investments - Class C1	-	-	-	0
Total distributions	$0	$(123,444)	$(7,102)	$(2,000,358)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$166,789,938	$7,180,850	$2,643,634	$10,457,490
Proceeds from sale of shares—Class C1	-	-	-	243,869
Proceeds from reinvested dividends—Class A	0	111,543	6,721	1,087,905
Proceeds from reinvested dividends—Class C1	-	-	-	299,282
Cost of shares redeemed—Class A	(129,994,548)	(659,816)	(5,403,643)	(3,364,797)
Cost of shares redeemed—Class C1	-	-	-	(2,042,450)
Net increase (decrease) in net assets resulting from capital share transactions	$36,795,390	$6,632,577	$(2,753,288)	$6,681,299

TOTAL INCREASE (DECREASE) IN NET ASSETS	$32,498,378	$6,588,966	$729,059	$8,956,861
NET ASSETS, BEGINNING OF PERIOD	464,707,155	0	26,857,397	28,972,065
NET ASSETS, END OF PERIOD	$497,205,533	$6,588,966	$27,586,456	$37,928,926

Accumulated undistributed net investment income	$0	$0	$27	$0

[1]	Only the Integrity High Income Fund currently offers Class C shares.

*	For WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund, year ended. For Dividend Harvest Fund, since commencement of operations on May 1, 2012.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2011

	WB/MNA Stock Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,369,491)	$(107,688)	$1,976,008
Net realized gain (loss) on investments	(82,685)	2,012,020	(1,041,267)
Net change in unrealized appreciation (depreciation) on investments	(14,550,077)	(1,350,952)	457,808
Net increase (decrease) in net assets resulting from operations	$(17,002,253)	$553,380	$1,392,549

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(132,795)	$(1,353,833)
Net investment income - Class C*	-	-	(622,174)
Total distributions	$0	$(132,795)	$(1,976,007)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$487,147,946	$3,391,358	$2,833,886
Proceeds from sale of shares - Class C*	-	-	78,731
Proceeds from reinvested dividends - Class A	0	125,246	929,216
Proceeds from reinvested dividends - Class C*	-	-	355,461
Cost of shares redeemed - Class A	(68,874,505)	(5,712,786)	(7,228,599)
Cost of shares redeemed - Class C*	-	-	(3,473,481)
Net increase (decrease) in net assets resulting from capital share transactions	$418,273,441	$(2,196,182)	$(6,504,786)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$401,271,188	$(1,775,597)	$(7,088,244)
NET ASSETS, BEGINNING OF PERIOD	63,435,967	28,632,994	36,060,309
NET ASSETS, END OF PERIOD	$464,707,155	$26,857,397	$28,972,065

Accumulated undistributed net investment income	$0	$0	$0

*	Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2009.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of December 31, 2012:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$16,474,210	$0	$0	$16,474,210
	Common Stock	480,615,515	0	0	480,615,515
	Total	$497,089,725	$0	$0	$497,089,725

Dividend Harvest Fund	Short Term Securities	$426,374	$0	$0	$426,374
	Common Stock	6,227,518	0	0	6,227,518
	Total	$6,653,892	$0	$0	$6,653,892

Growth & Income Fund	Short Term Securities	$879,897	$0	$0	$879,897
	Common Stock	26,806,012	0	0	26,806,012
	Total	$27,685,909	$0	$0	$27,685,909

High Income Fund	Short Term Securities	$3,534,774	$0	$0	$3,534,774
	Common Stock	980	0	0	980
	Escrow Rights	0	3,844	0	3,844
	Corporate Bonds	0	34,003,647	0	34,003,647
	Total	$3,535,754	$34,007,491	$0	$37,543,245

See Schedules of Investments for a list of holdings. The Funds did not hold any Level 3 assets during the year/period ended December 31, 2012. There were no transfers into or out of Level 1 or Level 2 during the year/period ended December 31, 2012. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year/period ended December 31, 2012.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the period/year ended December 31, 2012, were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Purchases	$399,669,866	$7,990,727	$23,333,949	$16,478,594
Sales	$365,284,080	$1,741,016	$25,783,702	$12,159,549

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNA Stock Fund		Dividend Harvest Fund	Growth & Income Fund
	Year Ended 12/31/12	Year Ended 12/30/11	Period Ended 12/31/12	Year Ended 12/31/12	Year Ended 12/30/11
Shares sold	30,543,822	86,492,497	710,142	64,423	86,826
Shares issued on reinvestment of dividends	0	0	11,039	159	3,317
Shares redeemed	(24,621,170)	(13,103,822)	(64,492)	(132,995)	(148,958)
Net increase (decrease)	5,922,652	73,388,675	656,689	(68,413)	(58,815)

	High Income Fund Class A		High Income Fund Class C
	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/12	Year Ended 12/30/11
Shares sold	1,344,387	375,309	31,169	10,320
Shares issued on reinvestment of dividends	139,974	122,783	38,502	46,838
Shares redeemed	(432,837)	(946,851)	(263,180)	(455,492)
Net increase (decrease)	1,051,524	(448,759)	(193,509)	(398,334)

NOTE 6: Income Tax Information

At December 31, 2012, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$489,238,918	$6,672,379	$24,510,994	$35,620,491
Unrealized appreciation	43,348,942	136,212	3,585,284	2,180,571
Unrealized depreciation	(35,498,136)	(154,699)	(410,369)	(257,817)
Net unrealized appreciation (depreciation)*	$7,850,806	($18,487)	$3,174,915	$1,922,754

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA Stock Fund		Dividend Harvest Fund	Growth & Income Fund		High Income Fund
	Year Ended 12/31/12	Year Ended 12/30/11	Period Ended 12/31/12	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/12	Year Ended 12/30/11
Ordinary income	$0	$0	$102,026	$7,102	$132,795	$2,000,358	$1,976,007
Realized gain on investments	0	0	21,418	0	0	0	0
Total	$0	$0	$123,444	$7,102	$132,795	$2,000,358	$1,976,007

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$0	$0	$27	$0
Accumulated capital and other losses	(17,604,381)	0	(1,031,623)	(47,281,509)
Unrealized appreciation/(depreciation)*	7,850,806	(18,487)	3,174,915	1,922,754
Total accumulated earnings/(deficit)	($9,753,575)	($18,487)	$2,143,319	($45,358,755)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2012 are as follows:

	WB/MNAS Stock Fund	Growth & Income Fund	High Income Fund
Expires in 2016	$0	$0	$31,094,157
Expires in 2017	$2,145	$0	$14,842,642
Expires in 2018	$0	$1,031,623	$794,228
Non-expiring short-term losses	$8,161,704	$0	$0
Non-expiring long-term losses	$9,440,532	$0	$550,482
Total Capital Loss Carryforwards	$17,604,381	$1,031,623	$47,281,509

For the year ended December 31, 2012, the Growth & Income Fund and High Income Fund utilized capital loss carryforwards of $3,980,252, and $239,144, respectively.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended December 31, 2012, the Dividend Harvest Fund deferred to January 1, 2013, post-October capital losses of $25,124. WB/MNA Stock Fund reclassified $1,921,609 of net investment loss against paid-in capital on the statement of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, for WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.15%, 1.60%, 1.60%, and 2.35%, respectively, through April 30, 2012 and 1.45%, 1.15%, 1.60%, 1.15%, and 1.90%, respectively, for the period May 1, 2012 through April 30, 2013. After April 30, 2013, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.24% of average daily net assets for the period ended December 31, 2012. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Period Ended 12/31/12	Payable 12/31/12
WB/MNA Stock Fund	$2,473,066	$204,694
Dividend Harvest Fund	$0*	$0*
Growth & Income Fund	$281,313	$22,937
High Income Fund	$256,143*	$23,233*

* After waivers and reimbursements of $18,259 and $11,878, respectively, for Dividend Harvest Fund; after waivers of $22,522 for High Income Fund.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Period Ended 12/31/12			Payable 12/31/12
	Sales Charges	CDSC	Distribution Fees	Sales Charges	CDSC	Distribution Fees
WB/MNA Stock Fund	$5,369,090	$58,295	$2,473,066	$31,058	$0	$204,694
Dividend Harvest Fund	$163,148	$0	$0*	$2,014	$0	$0*
Growth & Income Fund	$12,068	$0	$35,164*	$0	$0	$2,867*
High Income Fund—A	$186,652	$0	$59,189	$938	$0	$5,991
High Income Fund—C	$0	$40	$90,533	$0	$0	$7,228
* After waivers of $6,086 for Dividend Harvest Fund and $35,164 for Growth & Income Fund.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Period Ended 12/31/12				Payable 12/31/12
	Transfer Agency Fees*	Transfer Agency Fees Waived	Admin. Service Fees*	Admin. Service Fees Waived	Transfer Agency Fees*	Admin. Service Fees*
WB/MNA Stock Fund	$824,547	$13	$686,986	$11	$68,745	$56,887
Dividend Harvest Fund	$1,000	$4,382	$0	$19,342	$72	$0
Growth & Income Fund	$43,602	$12,202	$48,108	$15,276	$4,105	$4,203
High Income Fund	$15,858	$38,725	$21,295	$60,603	$234	$0
* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$5.42	$5.16	$3.50	$2.94	$3.66

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	$(0.03)	$0.00	$0.01	$0.01
Net realized and unrealized gain (loss) on investments[3]	0.03	0.29	1.66	0.56	(0.72)
Total from investment operations	$0.01	$0.26	$1.66	$0.57	$(0.71)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$(0.01)	$(0.01)
Total distributions	$0.00	$0.00	$0.00	$(0.01)	$(0.01)

NET ASSET VALUE, END OF PERIOD	$5.43	$5.42	$5.16	$3.50	$2.94

Total Return (excludes and applicable sales charge)	0.19%	5.04%	47.43%	19.31%	(19.36%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$497,206	$464,707	$63,436	$1,280	$1,069
Ratio of expenses to average net assets after waivers[1,2]	1.42%	1.42%	1.50%	1.50%	1.50%
Ratio of expenses to average net assets before waivers[2]	1.42%	1.43%	2.03%	8.90%	6.93%
Ratio of net investment income (loss) to average net assets[1,2]	(0.39%)	(0.76%)	(0.67%)	0.24%	0.13%
Portfolio turnover rate	77.33%	50.94%	35.44%	165.30%	151.02%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period From 5/1/12 to 12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.22
Net realized and unrealized gain (loss) on investments[3]	0.06
Total from investment operations	$0.28

Less Distributions:
Dividends from net investment income	$(0.22)
Distributions from net realized gains	(0.03)
Total distributions	$(0.25)

NET ASSET VALUE, END OF PERIOD	$10.03

Total Return (excludes and applicable sales charge)	2.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,589
Ratio of expenses to average net assets after waivers[1,2]	0.24%*
Ratio of expenses to average net assets before waivers[2]	2.70%*
Ratio of net investment income to average net assets[1,2]	4.19%*
Portfolio turnover rate	44.50%

*	Annualized

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$37.67	$37.10	$31.89	$28.40	$39.19

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$(0.15)	$0.27	$0.36	$0.14
Net realized and unrealized gain (loss) on investments[3]	5.13	0.90	5.21	3.49	(10.75)
Total from investment operations	$5.14	$0.75	$5.48	$3.85	$(10.61)

Less Distributions:
Dividends from net investment income	$(0.01)	$(0.18)	$(0.27)	$(0.36)	$(0.15)
Returns of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions	$(0.01)	$(0.18)	$(0.27)	$(0.36)	$(0.18)

NET ASSET VALUE, END OF PERIOD	$42.80	$37.67	$37.10	$31.89	$28.40

Total Return (excludes and applicable sales charge)	13.65%	2.03%	17.19%	13.54%	(27.06%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,586	$26,857	$28,633	$28,078	$27,472
Ratio of expenses to average net assets after waivers[1,2]	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.83%	1.88%	2.00%	2.09%	2.22%
Ratio of net investment income (loss) to average net assets[1,2]	0.03%	(0.37%)	0.78%	1.17%	0.40%
Portfolio turnover rate	85.81%	41.82%	112.99%	120.02%	158.65%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$7.44	$7.61	$7.21	$5.05	$8.43

Income (loss) from investment operations:
Net investment income (loss)	$0.49	$0.50	$0.53	$0.52	$0.56
Net realized and unrealized gain (loss) on investments[3]	0.54	(0.17)	0.40	2.16	(3.31)
Total from investment operations	$1.03	$0.33	$0.93	$2.68	$(2.75)

Less Distributions:
Dividends from net investment income	$(0.49)	$(0.50)	$(0.53)	$(0.52)	$(0.56)
Returns of capital	0.00	0.00	0.00	0.00	(0.07)
Total distributions	$(0.49)	$(0.50)	$(0.53)	$(0.52)	$(0.63)

NET ASSET VALUE, END OF PERIOD	$7.98	$7.44	$7.61	$7.21	$5.05

Total Return (excludes and applicable sales charge)	14.22%	4.36%	13.39%	55.56%	(34.24%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$29,286	$19,473	$23,316	$27,746	$24,101
Ratio of expenses to average net assets after waivers[1,2]	1.28%	1.60%	1.60%	1.60%	1.67%
Ratio of expenses to average net assets before waivers[2]	1.66%	1.74%	1.83%	1.93%	1.88%
Ratio of net investment income to average net assets[1,2]	6.32%	6.54%	7.22%	8.64%	7.74%
Portfolio turnover rate	39.98%	38.35%	58.47%	56.76%	85.86%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$7.46	$7.62	$7.23	$5.06	$8.45

Income (loss) from investment operations:
Net investment income (loss)	$0.43	$0.44	$0.48	$0.48	$0.51
Net realized and unrealized gain (loss) on investments[3]	0.54	(0.16)	0.39	2.17	(3.33)
Total from investment operations	$0.97	$0.28	$0.87	$2.65	$(2.82)

Less Distributions:
Dividends from net investment income	$(0.43)	$(0.44)	$(0.48)	$(0.48)	$(0.51)
Returns of capital	0.00	0.00	0.00	0.00	(0.06)
Total distributions	$(0.43)	$(0.44)	$(0.48)	$(0.48)	$(0.57)

NET ASSET VALUE, END OF PERIOD	$8.00	$7.46	$7.62	$7.23	$5.06

Total Return (excludes and applicable sales charge)	13.35%	3.73%	12.39%	54.57%	(34.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,643	$9,499	$12,744	$15,430	$12,563
Ratio of expenses to average net assets after waivers[1,2]	2.06%	2.35%	2.35%	2.35%	2.42%
Ratio of expenses to average net assets before waivers[2]	2.41%	2.49%	2.58%	2.68%	2.63%
Ratio of net investment income to average net assets[1,2]	5.57%	5.78%	6.46%	7.85%	7.03%
Portfolio turnover rate	39.98%	38.35%	58.47%	56.76%	85.86%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, Integrity High Income Fund and Integrity Dividend Harvest Fund (the "Funds"), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund and Integrity High Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period May 1, 2012 (commencement of operations) through December 31, 2012 for Integrity Dividend Harvest Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to December 31, 2010, were audited by another independent registered public accounting firm, whose report dated February 16, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Integrity Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, Integrity High Income Fund, and the results of its operations, changes in net assets and the financial highlights for the period May 1, 2012 (commencement of operations) through December 31, 2012 for the Integrity Dividend Harvest Fund, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 28, 2013

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/29/12	Ending Account Value 12/31/12	Expenses Paid During Period*	Annualized Expense Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$1,155.32	$7.70	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.06	$7.21	1.42%

Integrity Dividend Harvest Fund
Actual	$1,000.00	$1,021.96	$1.27	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,036.81	$1.28	0.25%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,098.85	$8.44	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$8.11	1.60%

Integrity High Income Fund
Actual—Class A	$1,000.00	$1,071.02	$5.99	1.15%
Actual—Class C	$1,000.00	$1,066.91	$9.87	1.90%
Hypothetical—Class A (5% return before expenses)	$1,000.00	$1,019.42	$5.84	1.15%
Hypothetical—Class C (5% return before expenses)	$1,000.00	$1,015.65	$9.63	1.90%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2012, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. ("JPMIM").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were currently no soft dollar arrangements involving the Adviser or Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to twelve funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of July 31, 2012, the risk for: (1) Integrity Growth & Income Fund was below average overall. It had a low risk for the 5 and 10-year period and an average risk rating for the 3-year period; (2) Williston Basin/Mid-North America Stock Fund was high overall and for the 1, 3, 5 and 10-year time period; (3) Integrity High Income Fund was above average overall and high for the 5-year time period. It had an average risk rating for the 3-year period; (4) Integrity Dividend Harvest Fund had been open for a short period so no risk ratings were available.

As of August 31, 2012, the performance for: (1) Integrity Growth & Income Fund for the 1, 3, and 10-year periods was below its index for its peer group, but above its index classification for the 5-year period. It was at or above its median classification for the 3, 5, and 10-year period and below its median for the 1-year period; (2) Williston Basin/Mid-North America Stock Fund for the 3, 5 and 10-year periods was above its index for its peer group, but below its index classification for the 1-year period. It was above its median classification in the 3, 5, and 10-year periods for its peer group, but below its median for the 1-year period; (3) Integrity High Income Fund was above its index for the 1 and 3-year periods. It was below its index classification for the 5-year period. It was at or above its median classification for the 1 and 3-year period, but below its median for the 5-year period; (4) Integrity Dividend Harvest Fund had been open for a short period so no category rankings were available.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the advisor does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of each Fund.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.15% for Class A shares and 1.90% for Class C shares was comparable to other funds of similar objective and size; (2) the net operating expense of 1.61% for the Integrity Growth & Income Fund is comparable to other funds of similar objective and size; (3) the net operating expense of 1.16% for the Integrity Dividend Harvest Fund is comparable to other funds of similar objective and size; (4) the net operating expense of 1.44% for the Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser currently does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 9%, respectively, in Corridor. They initially received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke and Mr. Walstad have purchased a portion of their membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 29%-30% of the total membership interests in Corridor, with those employees individually owning an interest of 0.06% to 1.89%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Robert Walstad, Monte Avery, Josh Larson, and Michael Morey (each of the "Portfolio Manager" of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 4% by Corridor of the employees gross pay.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub‑Advised by JPMIM

JPMIM acts as investment sub‑adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are also sub-advised by Ares Management LLC and Nomura Corporate Research and Asset Management, Inc.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Fund consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as trustees for the five series of Integrity Managed Portfolios, and the two series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of the five series of Integrity Managed Portfolios, the four series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustee's retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE

Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board, Governor: Mainstream Investors, LLC (2012 to present)

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS

Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; President (2009 to 2012): Integrity Fund of Funds, Inc.; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President: (2009 to present), The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009); and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009, and Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes- information about your transactions and experiences	Yes	No

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates' everyday business purposes—information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds

Williston Basin/Mid-North America Stock Fund

Integrity Dividend Harvest Fund

Integrity Growth & Income Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,700 for the year ended December 31, 2012 and $25,500 for the year ended December 31, 2011.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2010.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen and Brady, Martz & Associates, P.C. ("Brady, Martz") for tax compliance, tax advice, and tax planning were $10,000 for the year ended December 31, 2012 (by Cohen) and $3,090 for the year ended December 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 1, 2013

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 1, 2013